Onerous Contracts	12 Months Ended
Dec. 31, 2024
Onerous Contracts [Abstract]
Onerous Contracts
Note 20 - Onerous Contracts
Onerous contracts are comprised of the following:

	As of December 31,
(In $ millions)	2024	2023
Onerous rig contract "Vali"	—	26.9
Onerous rig contract "Var"	—	27.6
Total	—	54.5
Onerous contracts related to the estimated excess of remaining shipyard installments to be made to Seatrium over the fair value estimate at the time of acquisition of the newbuild contracts for the jack-up drilling rigs "Vali" and "Var" in 2017.
In September 2023, we entered into an agreement with Seatrium New Energy Limited to amend the Construction Contract for the "Vali" and the "Var" to expedite their delivery dates, on a best efforts basis, to August 2024 and November 2024, respectively. In August 2024, we took delivery of the "Vali" and in November 2024, we took delivery of the Var. We reclassified the respective onerous contract amounts to Newbuildings (see Note 13 - Newbuildings).